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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   ----------


                                    FORM 8-K

                                 CURRENT REPORT,
                       PURSUANT TO SECTION 13 OR 15(d) OF

                       THE SECURITIES EXCHANGE ACT OF 1934



       DATE OF REPORT (Date of earliest event reported): February 14, 2000



                              STERLING VISION, INC.
               (Exact Name of Registrant as Specified in Charter)



New York                             1-14128                    11-3096941
----------------------       -----------------------          ----------------
(State or Other Jurisdiction   (Commission File Number)        (I.R.S. Employer
of Incorporation)                                            Identification No.)


                             1500 Hempstead Turnpike

                           East Meadow, New York 11554

                           ---------------------------
                    (Address of Principal Executive Offices)


                                 (516) 390-2100

                                 --------------
              (Registrant's telephone number, including area code)

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Item 5. Other Events

      A. Private Placement of Securities

      Since early February 2000, the Company has been conducting a private placement of certain of its securities to accredited investors, with the proceeds therefrom principally intended to be used to finance development of the Company's new web-based, optical portal business. (See B. below for further information concerning this new business). The securities which the Company is offering in the private placement are units, with each unit consisting of one
(1) share of the Company's new Series B Convertible Preferred Stock, par value $.01 per share ("Series B Preferred Stock"), and a warrant to purchase one-half (1/2) of one share of the Series B Preferred Stock at an exercise price per one-half share of $7.5875 (the "Exercise Price"). Each share of Series B Preferred Stock included in the units is convertible into two shares of the Company's Common Stock (subject to adjustment in the event of stock splits or similar transactions prior to the date of conversion), and each warrant, upon conversion of the Series B Preferred Stock, will automatically become exercisable for one whole share of Common Stock at the Exercise Price. The warrants will be exercisable commencing on August 14, 2000 and will expire on February 13, 2005. The Series B Preferred Stock issued pursuant to the private placement is automatically convertible, by its terms, into shares of Common Stock upon the filing by the Company, with the New York State Department of State, of an amendment (the "Amendment") to its Amended and Restated Certificate of Incorporation increasing its authorized number of shares of Common Stock to 50,000,000. The filing of the Amendment is expected to occur within two (2) business days following a special meeting of shareholders currently scheduled to be held on April 17, 2000, at which the Amendment will be voted on by the Company's shareholders. The Company is offering a maximum of 1,665,000 units at a price of $7.00 per unit. KSH Investment Group, Inc. and Mueller & Company, Inc. are serving as placement agents in connection with the private placement.

      From February 14, 2000 (the date on which the initial closing of the private placement occurred) through February 29, 2000, the Company sold an aggregate of approximately 1,529,000 units in the placement. The offering is scheduled to terminate on March 31, 2000, unless extended by agreement of the Company and the placement agents. If the maximum number of units offered in the private placement are sold, the Company estimates that the net proceeds from the offering will be approximately $10,500,000.

      Pursuant to the placement agent agreement, the Company has also agreed to issue to the placement agents warrants ("Placement Agent Warrants") to purchase, at the Exercise Price, an aggregate of 500,000 shares of Common Stock. The Placement Agent Warrants issued to the placement agents will be exercisable commencing on August 14, 2000 and will expire on February 13, 2005.

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      The Company has agreed with each purchaser of the units in the private placement to file with the Securities and Exchange Commission ("SEC"), by no later than the earlier of the 75th day after the date of the last closing of the units or the 45th day after the date on which the Company files its Annual Report on Form 10-K for the year ended December 31, 1999, a registration statement for the purpose of registering the resale of the shares of Common Stock issuable upon conversion of the shares of Series B Preferred Stock included in the units sold in the offering and issuable upon exercise of the warrants included in the units (or the Common Stock issuable upon conversion of any Series B Preferred Stock issued upon exercise of any such warrants, if exercised prior to the date of conversion of the Series B Preferred Stock). The Company has also agreed to include in such registration statement the shares of Common Stock subject to the Placement Agent Warrants. Notwithstanding the filing of the registration statement, each purchaser of units has agreed not to sell or otherwise dispose of any Common Stock issuable upon conversion of the Series B Preferred Stock or exercise of the warrants included in the units until the earliest of (i) the expiration of the six (6) month period following the date of the Company's filing of the registration statement; (ii) the date on which the composite closing price of the Common Stock, as reported on Nasdaq-NMS (or the principal, registered national securities exchange on which the Common Stock may then be trading; hereinafter, an "Alternate Exchange") is $12.00 or greater for a period of ten (10) consecutive trading days; or (iii) the date on which the Common Stock is no longer traded on the Nasdaq-NMS or any Alternate Exchange.

      If the Amendment is not approved by the shareholders and/or not filed with the New York Department of State prior to August 1, 2000, dividends at the rate of 12% per annum will accrue on all issued and outstanding shares of Series B Preferred Stock from and after August 1, 2000, which dividends will be payable quarterly in arrears commencing on November 1, 2000. In addition, each share of Series B Preferred Stock has a liquidation preference of $7.00 (plus accrued and unpaid dividends), which is payable on a pari passu basis with the liquidation preference of the Company's currently issued and outstanding Senior Preferred Stock. Until converted, holders of the Series B Preferred Stock are entitled to vote, together as one class with the holders of the Common Stock and Senior Preferred Stock, on all matters presented to holders of Common Stock for approval, with each share having the number of votes equal to the number of shares of Common Stock into which each such share is convertible.

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      B. Internet Initiatives

      The Company has begun the process of developing a web-based optical portal business that will focus on business-to-business opportunities. As of the date hereof, this business is still in the development stage, has not yet generated any revenues and is subject to various risks and uncertainties. The following is a discussion of the market opportunity and business model for this new business and certain risk factors, which the Company believes may be applicable to this new business.

      MARKET OPPORTUNITY AND BUSINESS MODEL. Business-to-business, e-commerce transactions are growing at a staggering pace. Forrester Research estimates that, in the U.S. alone, business-to-business, e-commerce transactions will grow from $109 billion in 1999 to $1.3 trillion in 2003, more than ten times the $108 billion estimate for business-to-consumer transactions in 2003. This trend is also evident worldwide. In Europe alone, research has suggested that the business-to-business market is anticipated to grow to $176 billion by 2003, up from $7 billion in 1998, nearly 30 times the growth rate of the Gross Domestic Product of many European countries.

      As part of its new business strategy, the Company will seek to capitalize on this robust growth potential by providing comprehensive, e-commerce solutions for the buyers and suppliers of business goods and services in the optical industry. This, the Company believes, will lower the overall costs of business-to-business transactions by reducing the inefficiencies experienced by both buyers and suppliers of eye care goods and services in traditional business transactions. The Company believes that this market is not currently being adequately served by Internet companies, which tend to focus on consumers and not on the business-to-business market.

      In implementing this new business initiative, the Company has developed a strategic alliance and is presently working together with Rare Medium, Inc., the web consulting services arm of Rare Medium Group, Inc., to develop and launch an extensive network of state-of-the-art web sites designed to provide information, interaction and electronic business to business commerce. Rare Medium, is one of the country's leading providers of Internet solutions and e-commerce strategies that improve business processes and develop branding strategies, marketing communications and interactive content to large and medium sized companies in the financial, automotive, consumer servicing, retail and consumer goods industries. Its clients include Microsoft, Merrill Lynch, Epson and Hotel Reservations Network, among other leading companies.

      RISK FACTORS

      1. INTERNET-BASED, BUSINESS-TO-BUSINESS COMMERCE IS A NEWLY EMERGING MARKET. Internet based, business-to-business commerce is a newly emerging market. Consequently, it is difficult to evaluate the Company's prospects for its proposed web-based, optical portal business based on the performance of

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other companies operating within this market. In addition, the Company's historical financial information is of limited value in projecting future operating results for this new business due, in part, to the emerging nature of the electronic commerce market.

      2. THE COMPANY HAS ONLY RECENTLY BEGUN EFFORTS TO EXPAND ITS E-COMMERCE CAPABILITIES, AND THESE EFFORTS WILL ENTAIL SIGNIFICANT RISKS AND REQUIRE SUBSTANTIAL ADDITIONAL CAPITAL. The Company has only recently begun efforts to expand its e-commerce capabilities. Development of these new capabilities entails substantial risks and uncertainties including, but not limited to, the Company's limited experience to date in conducting business on the Internet, the Company's unproven ability to develop websites and other proprietary technology and transaction processing systems needed to support such capabilities, and uncertainty of market acceptance; and whether the Company will encounter substantial delays and/or unexpected expenses related to such efforts. In addition, the Company will require substantial additional capital in order to implement this web-based strategy; and there can be no assurance that such additional capital will become available and, even if available, that the terms thereof will be acceptable to the Company.

      3. THERE IS POTENTIAL FOR CONFLICT WITH EXISTING FRANCHISEES. The Company has recently been contacted by a group of franchisees regarding the Company's proposed e-commerce strategy and how such strategy may relate to the obligations owed to such franchisees. Although the Company believes it has the right to implement its new strategy, it will be discussing such issues with its franchisees in the near future.

      4. THE SUCCESS OF THE COMPANY'S WEB-BASED, OPTICAL PORTAL BUSINESS WILL DEPEND ON EXPANDING MARKET ACCEPTANCE FOR INTERNET BUSINESS-TO-BUSINESS ELECTRONIC COMMERCE. The Company's success in implementing its new, web-based, optical portal business will depend upon the widespread acceptance and use of the Internet as an effective medium for business-to-business electronic commerce, particularly as a medium to perform goods procurement and fulfillment functions in the optical markets. If the use of the Internet in electronic commerce in such markets does not grow, or if it grows more slowly than expected, the Company's Internet-based business may suffer.

      5. SECURITY RISKS ASSOCIATED WITH ELECTRONIC COMMERCE MAY LIMIT ACCEPTANCE OF THE COMPANY'S WEB-BASED, OPTICAL PORTAL BUSINESS. A fundamental requirement to conduct Internet-based, business-to-business electronic commerce is the secure transmission of confidential information over public networks. Failure to prevent security breaches of the Company's web-based, optical portal business, or well publicized security breaches affecting the Internet in general, could significantly harm this business and, as a result, the Company's operating results and financial condition. There can be no certainty that advances in computer capabilities, new discoveries in the field of cryptography, or other developments will not result in an ability to compromise or breach the systems

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which the Company will use to protect content and transactions from unauthorized access. If these security measures are breached, a person could misappropriate propriety or confidential information or cause interruptions in operations.
There are significant cost requirements to protect against security breaches or to alleviate problems caused by breaches. Further, a well publicized compromise of security could deter potential customers from using the Internet to conduct financial transactions or to transmit confidential information.

      6. ADDITIONAL GOVERNMENTAL REGULATIONS MAY INCREASE THE COMPANY'S COSTS OF DOING BUSINESS. The laws governing Internet transactions remain largely unsettled. The adoption or modification of laws or regulations relating to the Internet could harm the operating results and financial condition of the Company's web-based, optical portal business by increasing its costs and administrative burdens. It may take years to determine whether and how existing laws, such as those governing intellectual property, privacy, libel, consumer protection and taxation, apply to the Internet. Laws and regulations directly applicable to communications or commerce over the Internet are becoming more prevalent. The growth and development of electronic commerce may prompt calls for more stringent consumer protection laws, as well as new laws governing the taxation of Internet-based commerce. The Company must comply with new regulations in the United States, as well as any regulations adopted by other countries where we may do business. Compliance with any newly adopted laws may prove difficult for the Company and may harm the Company's business, operating results and financial condition.

      7. FAILURE TO EXPAND THE INTERNET INFRASTRUCTURE COULD LIMIT FUTURE GROWTH. The recent growth in Internet traffic has caused periods of decreased performance. If Internet usage continues to grow rapidly, its infrastructure may not be able to support these demands and its performance and reliability may decline. If outages or delays on the Internet occur frequently, overall Internet usage, including usage of the Company's web sites, could grow more slowly or decline. The Company's ability to increase the speed and scope of its services to its customers is ultimately limited by, and depends upon the speed and reliability of, both the Internet and the customers' internal networks. Consequently, the emergence and growth of the market for the Company's web-based services will depend upon improvements being made to the entire Internet, as well as to the individual customers' networking infrastructures, to alleviate overloading and congestion. If these improvements are not made, the ability of customers to utilize the Company's Internet-based services will be hindered, and the Company's business, operating results and financial condition may be materially adversely affected.

      8. THE INTERNET-BASED, BUSINESS-TO-BUSINESS INDUSTRY IS HIGHLY COMPETITIVE AND HAS LOW BARRIERS TO ENTRY. The market for Internet-based, business-to-business electronic commerce is extremely competitive. Competition in this area is expected to intensify as current competitors expand their service offerings and new competitors, including larger, more established

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companies with more resources enter, the market. There can be no assurance that the Company will be able to compete successfully against current or future competitors, or that competitive pressures will not harm the Company's business, operating results or financial condition. Because there are relatively low barriers to entry in the electronic commerce market, competition from other established and emerging companies may develop in the future. Increased competition is likely to result in lower average transaction prices, reduced margins and a decrease or loss of market share, any of which could harm the Company's business, operating results or financial condition. In addition, competitors may be able to develop services that are superior to, or that achieve greater acceptance than, the services to be offered by the Company as part of its web-based, optical portal business.

      9. THE COMPANY MUST HAVE THE ABILITY TO QUICKLY ADAPT OUR WEB-BASED, OPTICAL PORTAL BUSINESS TO TECHNOLOGICAL CHANGES AND CUSTOMER PREFERENCES. The Internet and electronic commerce industries are characterized by: (i) rapid technological change; (ii) changes in user and customer requirements and preferences; (iii) frequent introductions of new products and services embodying new technologies; and (iv) the emergence of new industry standards and practices. If the Company does not respond to these developments quickly and efficiently, it will not be competitive within the industry. If it fails to determine accurately the features which its customers require, enhance its then existing services or develop new services, the Company may lose potential customers. If the Company does not respond to the rapid technological changes in this industry, its web-based services could become obsolete and its business would be severely harmed.

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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.



                                              STERLING VISION, INC.

                                              By: /s/Joseph Silver
                                              ----------------------------------
                                              Name:    Joseph Silver
                                              Title:   Executive Vice President
                                                         & General Counsel

Date: March 7, 2000

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